Exhibit 99.1
CERTIFICATE OF DESIGNATION OF
SERIES B CONVERTIBLE PREFERRED STOCK OF
AMERICAN SECURITY RESOURCES CORPORATION

American Security Resources Corporation., hereinafter called the “Corporation,” a corporation organized and existing under the laws of the State of Nevada,

DOES HEREBY CERTIFY:

That, pursuant to authority conferred upon the Corporation by its Articles of Incorporation, and pursuant to the provisions of Section 78.1955 of the Nevada Revised Statutes, the board of directors of the Corporation, by unanimous consent dated January 28, 2009, adopts the following resolutions providing for the issuance of a series of 1,000,000 shares of Series B Convertible Preferred Stock, $0.001 par value (“Series B Preferred Stock”), which resolution is as follows:

RESOLVED, that pursuant to the authority conferred upon the Corporation by its Articles of Incorporation, the Series B Preferred Stock is hereby authorized and created, said series to consist of up to 1,000,000 shares;

FURTHER RESOLVED, that the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions of such Series B Preferred Stock shall be as follows:

Section 1.  Dividends

(a)           Dividends.  The holders of Series B Preferred Stock shall be entitled to receive quarterly payments on the first day of March, July, September and December each year equal to $0.06 per share of Series B Preferred Stock held, payable in either shares of the Corporation’s common stock (“Common Stock”) at the Current Market Price (as defined below) on the day before the dividend is due or cash as determined by the Corporation, at its sole discretion.

Section 2.  Conversion

Optional Conversion.  Each holder of shares of Series B Preferred Stock may, at his option, convert any or all such shares (subject to any contractual limitations), plus all dividends accrued and unpaid on such Series B Preferred Stock after February 28, 2010, on the terms and conditions set forth herein, into fully paid and non-assessable shares of the Corporation's Common Stock.  The number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be determined by multiplying the number of shares of Series B Preferred Stock to be converted by  the Current  Market Price on the date of the receipt of the Conversion Notice (the “Conversion Rate”).  .

(b)           To exercise his conversion privilege, the holder of any shares of Series B Preferred Stock shall surrender to the Corporation during regular business hours at the principal executive offices of the Corporation or the offices of the transfer agent for the Series B Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder irrevocably elects to convert such shares (“Conversion Notice”).  Within five (5) days of receipt of the Conversion Notice the Corporation shall issue and send (with receipt to be acknowledged) to the holder thereof or the holder's designee, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share of Common Stock as provided in paragraph 2(c).  The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the shares of Series B Preferred Stock have been converted on the applicable  Upon conversion of only a portion of the number of shares of Series B Preferred Stock represented by a certificate or certificates surrendered for conversion, the Corporation shall within five (5) days after the date on which such delivery is made, issue and send (with receipt to be acknowledged) to the holder thereof or the holder's designee, at the address designated by such holder, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate or certificates so surrendered.

(c)           No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock.  If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall make an adjustment in respect of such fractional interest equal to the fair market value of such fractional interest, to the nearest 1/100th of a share of Common Stock, in cash at the Current Market Price (as defined below) on the business day preceding the effective date of the Conversion Notice.  The “Current Market Price” of publicly traded shares of Common Stock or any other class of Common Stock or other security of the Corporation or any other issuer for any day shall be deemed to be the “Closing Price” for the trading day immediately preceding the date the Conversion Notice is received.  The “Current Market Price” of the Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which is not publicly traded shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or properties selected in good faith by the Board of Directors of the Corporation or a committee thereof or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or such committee, available to make such determination, as determined in good faith judgment of the Board of Directors of the Corporation or such committee.  The “Closing Price” shall mean the last reported sales price on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on Nasdaq, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose.

(d)           The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto, other than any taxes payable with respect to income by the holders thereof.

(e)           The Corporation shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding.  The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Nevada, increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

(f)           If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series B Preferred Stock require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, including registration under the Securities Act of 1933, and appropriate state securities laws, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible meet such registration, listing or approval, as the case may be.

(g)           All shares of Common Stock which may be issued upon conversion of the shares of Series B Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

(h) The Conversion Rate in effect shall be subject to adjustment from time to time as follows:

(i) Stock Splits, Dividends and Combinations.  In the event that the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall pay or make a dividend or distribution on any class of capital stock of the Corporation in Common Stock, the Conversion Rate in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Rate in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(ii) Non-Cash Dividends, Stock Purchase Rights, Capital Reorganization and Dissolutions.  In the event:

A.           that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

B.           that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or other securities, or to receive any other rights; or

C.           of any (1) capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, unless the shareholders of the Corporation immediately prior to such transaction own 50% of the entity resulting from the transaction, or (2) conveyance of all or substantially all of the assets of the Corporation to another corporation (collectively (C)(1) and (C)(2) are referred to as a “Reorganization”); or

D.           of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, provision shall be made so that the holders of the Series B Preferred Stock shall be entitled, upon conversion, to receive the number and kind  of securities of other property of the Corporation, or successor corporation, to which he would have been entitled to receive had he converted immediately prior to such event.  Furthermore, the Corporation shall cause to be mailed to the holders of record of the outstanding Series B Preferred Stock, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Corporation securities of record shall be entitled to exchange their shares of Corporation securities for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up.

(i)           The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.  Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series B Preferred Stock above the amount payable therefore on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series B Preferred Stock from time to time outstanding, or (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Corporation (if the Corporation is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all of the terms of the Series B Preferred stock set forth herein).

(j)           Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to paragraph 2(h), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and prepare and furnish to each holder of Series B Preferred Stock a certificate signed by the president and chief financial officer (or, in the absence of a person designated as the chief financial officer, by the officer serving in an equivalent or similar financial capacity) of the Corporation setting forth (i) such adjustment or readjustment, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares.

(k)           In case any shares of Series B Preferred Stock shall be converted pursuant to paragraph 2(g) hereof, the shares so converted shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to class or series, and may thereafter be reissued, but not as shares of Series B Preferred Stock.

Section 3. Voting Rights.  (a) The holders of shares of Series B Preferred Stock shall have the following voting rights:  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1vote on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.  (B) Except as otherwise provided herein, in any other statement of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.  (C) Except as set forth in this Designation, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Liquidation Preference.

(a) A “Liquidation” shall mean (i) a dissolution or winding up, voluntary or involuntary, of the Corporation or (ii) a Reorganization as defined in paragraph 2(h)(ii)(C).

In the event of any Liquidation, the holders of shares of Series B Preferred Stock shall share pari pasu with the holders of the shares of Common Stock.

Section 5  Notice.  All notices required to be delivered hereunder to the holders of the Series B Preferred Stock shall be sent by facsimile transmission, prepaid overnight courier or first class or registered or certified mail, return receipt requested, with postage prepaid thereon, to the holder at holder’s last address shown on the records of the Corporation for the Series B Preferred Stock.

IN WITNESS WHEREOF, American Security Resources Corporation has caused this certificate to be signed by Frank Neukomm, its Chief Executive Officer, on this 28th day of January, 2008.

American Security Resources Corporation.

By: __________________________________
      Frank Neukomm, Chief Executive Officer

Other Actions

On March 26, 2009 the Board of Directors increased the authorized common share capital of the Corporation to 1,990,000,000. The increase was required to remain in compliance with the terms of the debentures with Golden Gate and St. George.

Respectfully submitted,

Frank Neukomm
Secretary if the Corporation